UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

TKK SYMPHONY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38631	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Address of principal executive offices, including Zip Code)

+852 6212 8493

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary Shares, par value $0.0001 per share	TKKS	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share	TKKSW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Ordinary Share	TKKSR	The NASDAQ Stock Market LLC
Units, each consisting of one Ordinary Share, one Warrant and one Right	TKKSU	The NASDAQ Stock Market LLC

Item 8.01 Other Events

On September 6, 2019, TKK Symphony Acquisition Corporation (Nasdaq: TKKSU) (“TKK Symphony”), a special purpose acquisition company organized under the laws of the Cayman Islands, announced the execution of a definitive share exchange agreement (the “Exchange Agreement”), pursuant to which TKK Symphony will acquire Glory Star New Media Group Limited (“Glory Star”), a leading mobile and online digital media and entertainment company in the Peoples’ Republic of China. Following the consummation of the business combination, the continuing company will operate under the name of Glory Star New Media Group Holdings Limited.

Pursuant to the Exchange Agreement, the shareholders of Glory Star will sell 100% of the outstanding equity interests to TKK Symphony in exchange for TKK Symphony shares valued at $425 million (with each TKK Symphony share valued at the redemption price per share paid to TKK Symphony public shareholders who elect to have their shares redeemed in connection with the business combination), subject to some of such shares being held in escrow to support certain indemnification arrangements under the Exchange Agreement, plus the contingent right to earn up to an additional 10 million TKK Symphony shares as earnout shares. All amounts remaining in TKK Symphony’s trust account at the closing of the business combination, following redemptions and payment of TKK Symphony transaction expenses and other liabilities, are expected to be used for Glory Star’s growth.

A copy of the press release issued by the TKK Symphony announcing the execution of the Share Exchange Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKK Symphony Acquisition Corporation

Date: September 6, 2019	By:	/s/ Sing Wang
Sing Wang
Chief Executive Officer

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